Exhibit 99.1
Investor Update July 2009 Jeff Andreson Chief Financial Officer

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Strong Foundation, Significant Future Growth (Financial Data as of Q1 2009) Solid Financial Foundation $101M or $4.60/share in Cash and Investments Tangible Book Value $7.20 per Share No Debt Record of Cash Flow Generation and Margin Expansion Significant Cost Reductions Executed Cash Flow Break-Even at $100M to $105M in Annual Revenues Numerous Drivers for Future Growth Underlying Demand for Storage Remains Strong HDD Industry Continues to Invest in Technology Photonics Products Ramping Innovative Solutions for Semiconductor Manufacturing

Equipment Revenue Drivers HDD Legacy Tool Retirements Driven by Product Mix Shift Toward Mobile Applications Patterned Media: 200 Lean (Etch) and LithoPrime Ongoing Media Evolution: Upgrades for Installed Base Capacity Buys as Economy Recovers Solar Development Systems Leading to Volume Buys for Manufacturing 2011 Onward Semiconductor Ongoing Alliance for Korea Market for 2010 on Opportunity

Media Growth and Technology Drivers 2007 2008 2009 2010 2011 2012 2013 Desktop 520 455 346 308 311 313 328 Server 82 83 71 78 84 91 96 Mobile 277 381 359 401 469 544 628 Source: TrendFocus April 2009 Media Disks (Millions) Perpendicular Media Patterned Media 2009 on Track to Exceed Forecast Demand Drivers Remain Intact Capacity & Legacy System Replacements Mobile Server Desktop

200 Lean Magnetic Media Manufacturing System Leading System for Disk Production IVAC Share 65% Market Leader Highest Output Per Square Foot Patterned Media Heat Assisted Recording Enabling the Industry's Technology Roadmap Deposition Etch and Planarization - NEW

Evolution of Media Technology Source: Semiconductor International, 5/22/2008 10000 250 Gb/in2 = 320 GB/Platter 3.5 Inch Disk 1000 100 10 1 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Areal Density (Gbit/in2)

Patterned Media Manufacturing
INTEVAC
Clean
Magnetic Media Deposition
Intevac 200 Lean (Deposition)
New Manufacturing Steps for Patterned Media
Prime Media Surface
Intevac LithoPrime™
Apply Pattern to Media Imprint Lithography
Etch Pattern into Media
Intevac 200 Lean (Etch)
Test
Burnish
Lube Disk
Intevac AccuLuber™
Investor Update July 2009 Slide 8

200 Lean Application Expansion to Solar High Throughput, Individual Cell Processing Precise Thin Film Property Control Production Proven Builds on Experience from Thin Film Magnetic Disk Manufacturing CIGS Manufacturing Platform Advanced Anti-Reflective Multi-Layer Films Deposition Simplified Process Scaling from High Efficiency R&D Lab Feasibility Very Competitive Cost Structure Low Capital Investment - <$6M for >10MW/yr Cell Line Poly and Crystalline Silicon Cells

Major Technology and Architecture Evolution for Semiconductor Etch Market Enabling Technology for Advanced <45nm Processes Focus on Korean Memory Market with TES Co., Ltd. Development of Lean Etch Complete Enabling Technology, Double the Throughput

Semiconductor Equipment Alliance with TES Co. Ltd. Korean Mandate to Source 40% of Equipment from Local Providers TES Co. Ltd. has Successfully Penetrated CVD Market with Major Korean Semiconductor Companies IP Royalty Model TES to Sell Etch (and CVD) in Korea and China Intevac to Sell CVD (and Etch) to Rest of World Accelerates Intevac CVD Product Offering First Lean Etch Shipped to TES Q4'08 Groundbreaking Alliance

Intevac Photonics Business

INTEVAC

Objective:

- **Global Leader in Digital-Optical Products**
  - Capture and Display of Low Light Images
  - Optical Analysis of Materials for Identification
- **Multi-Hundred Million Dollar Business with Gross Margin >50%**
- **Split ~ 50/50 Government/Commercial, US/International**

Served Market of Infra-Red Businesses



Addressed Spectrum
Light Wavelength (Micron)
0.4
0.9
1.7
3.0
5.0
8.0
14.0
Visible
Near Infra-Red
Medium Wave Infra-Red
Long Wave Infra-Red

Reflected Light

- From "Dark" Heavens or Eye-Safe Illumination
- Produces Recognizable Image and/or Spectrum

Emitted Heat

- Requires Temperature Variations
- Produces Detectable Image
  - Cannot read alphanumerics
  - Cannot penetrate glass

Investor Update July 2009 Slide 12

Intevac Photonics Revenue Drivers 2009 (Est.) Intevac Founded Night Vision Tube Business Sold 2007 Q1 Creative Display Systems Acquired (Near-Eye Displays) 2007 Q4 DeltaNu Acquired (Material ID Instruments) 1995 1991 1995 2000 2005 10 20 30 40 50 ($M) Contract R&D Product Ramp Hand Held Material Identification Instruments Night Vision Systems Low Light Cameras Including LIVAR Near Eye Displays 39K Night Vision Tubes Produced Digital Sensor Development

Intevac Photonics Revenue Drivers 2009 Product Ramp Night Vision Systems Low Light Cameras Hand-Held Material Identification Instruments Multiple Military and OEM Production Ramps Solid Base of Contract R&D Revenues Maintaining our Technology Leadership

Products - Government

INTEVAC

Products		Applications
Night Vision Systems	 Module  DENVG  Night Port	▪ Head Mounted ▪ Gun Mounted ▪ Binocular ▪ Monocular
Near Eye Displays	 I-Port	▪ Covert PC Display ▪ Remote Gun Sight ▪ Training
Low Light Cameras Including LIVAR	 LIVAR® Camera  NightVista®	▪ Airborne ▪ Maritime ▪ Perimeter Security ▪ Vehicles ▪ UAV
Hand Held Material Identification Instruments	 Observer	Biological and Chemical Threat Detection

Investor Update July 2009 Slide 15

Products - Commercial

Products		Applications
Hand Held Material Identification Instruments	 ReporteR™	▪ Law Enforcement ▪ Industrial Inspection
OEM Cameras	 MicroVista® NightVista® Mosir®	▪ Industrial Inspection ▪ Bio Medical ▪ Scientific
Night Vision Systems	 Night Port™	▪ Law Enforcement ▪ Recreational Use Availability Post 2009
Head Mounted Displays	 I-Port Surgical Viewer	▪ Medical ▪ Training and Simulation

Investor Update July 2009 Slide 16

Solid Cash and Liquidity to Weather Current Downturn Global Cost Reduction Plan Announced November 2008 Reduces Costs $15M+ Annually Cash Flow Break-Even at $100M to $105M in Annual Revenues Operating Expenses Down >$3M Per Quarter from Q3'08 2009 Operating Expenses Reduced ~ 20% from 2008 Balance Sheet ($M) A Acquisitions A

Positioned for Operating Leverage Free Cash Flow Defined as Net Income plus Stock Comp, Depr. & Amort. and Less CAPEX Changes in Product Mix Will Impact Gross Margin and Pre-Tax Profit. Revenue Gross Margin Operating Expenses Pre-Tax Profit $100M $150M $200M $250M Model 40.0% 43.0% 43.5% 44.0% 45% 50.0% 39.0% 32.5% 26.5% < 25% -9.0% 5.0% 12.0% 18.5% > 20% ~0% 6% 11% 15% Free Cash Flow

Intevac Investment Rationale Media Technology Transition Need for Future Capacity Additions for Mobile Drives Expanding Markets in Semiconductor and Solar Growing Product Revenues Government Programs Beginning Volume Ramp Equipment Photonics Strong Balance Sheet Cost Reductions Executed Significant Growth Opportunities Highly Differentiated Technology & Products Management Team with Proven Track Record EPS Growth Through Operating Leverage Strong Balance Sheet

Investor Update July 2009 Jeff Andreson Chief Financial Officer